May 13, 2008

DREYFUS INVESTMENT GRADE FUNDS, INC.:
- DREYFUS INFLATION ADJUSTED SECURITIES FUND
- DREYFUS PREMIER INTERMEDIATE TERM INCOME FUND
- DREYFUS PREMIER SHORT TERM INCOME FUND
- DREYFUS PREMIER YIELD ADVANTAGE FUND

SUPPLEMENT TO CURRENT STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 3, 2007

The following information supersedes and replaces any contrary information with respect to Dreyfus Premier Yield Advantage Fund contained in the section of the Statement of Additional Information entitled “Management Arrangements – Additional Information About Portfolio Managers.”

     The following table lists the number and types of other accounts advised by the primary portfolio managers, and assets under management in those accounts as of March 31, 2008:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

Laurie Carroll	5	$7.224 B	5	$27.618 B	61	$24.6683 B

Theodore Bair	2	$71.266 M	2	$84.826 M	80	$8.266 B

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio managers is as follows as of March 31, 2008:

Dollar Range of Portfolio
Portfolio Manager	Portfolio Name	Shares Beneficially Owned

Laurie Carroll	Dreyfus Premier Yield Advantage	None
Fund

Theodore Bair	Dreyfus Premier Yield Advantage	None
Fund